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                                                                   EXHIBIT 10.10

                               SECURITY AGREEMENT

         UNITED PETROLEUM GROUP, INC., a Delaware corporation (hereinafter called "Debtor"), having an address at 5800 N.W. 74th Avenue, Miami, Florida 33166, for value received, hereby grants to JOSE P. BARED, individually, having an address at 9025 Arvida Drive, Coral Gables, Florida 33156, and INFINITY INVESTORS LIMITED, a Nevis, West Indies corporation, having an address at 1601 Elm Street, Suite 4000, Dallas, Texas 75201 (hereinafter collectively called "Secured Party"), a security interest in all of Debtor's personal property described in Exhibit "A" attached hereto and made a part hereof, together with any and all accessions attached to or used in connection therewith and any and all replacements and proceeds thereof (all of which is hereafter called the "Collateral"). This Security Agreement is given to secure all of the obligations and liabilities of Debtor to Secured Party, direct or indirect, absolute or contingent, now existing or hereafter arising, or now due or hereafter to become due, including, without limitation, all indebtedness under that certain Secured Promissory Note of even date herewith made by Debtor in favor of Secured Party in the original principal amount of $2,500,000.00 (the "Note") (all of the foregoing are collectively referred to herein as the "Obligations").

         Debtor hereby warrants and agrees with Secured Party that:

                  1. The Collateral is used primarily for business use.

                  2. Debtor will not remove the Collateral from the State of Florida without the prior written consent of the Secured Party except for sales of inventory in the normal and ordinary course of business.

                  3. Except for the security interest granted hereby and in favor of Hamilton Bank, N.A. (the "Bank"), Debtor is the owner of the Collateral free from any adverse lien, security interest, or encumbrance, and Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

                  4. The execution, delivery and performance of this agreement
(i) has been duly authorized by all necessary or appropriate corporate acts or proceedings of Debtor; (ii) does not violate or conflict with any provision of Debtor's Certificate of Incorporation, By-Laws or standing resolutions; and
(iii) subject to receipt of the Bank's consent, does not violate or result in a breach or default (with the giving of notice, the passage of time, or otherwise) under any contract, understanding, judgment, order, writ, law or regulation that is applicable to Debtor or its assets. This agreement is the valid, legal and binding obligation and agreement of Debtor and is enforceable against it in accordance with its terms.

                  5. Except for the financing statement in favor of the Bank, no financing statement covering any Collateral or any proceeds thereof is on file in any public office; Debtor authorizes the Secured Party to file, in jurisdictions where this authorization will be given effect, a financing statement signed only by the Secured Party describing the Collateral in the same manner as it is described herein; and from time to time, at the request of the Secured Party, Debtor shall execute one or more financing statements and such other documents (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by the Secured Party) and do such other things, all as the Secured Party may reasonably request to establish and maintain a valid security interest in the Collateral to secure the payment of the Obligations.

                  6. Debtor will not sell, transfer, lease or otherwise dispose of any of the Collateral or any interest therein, except for inventory sold in the normal and ordinary course of business, without the prior written consent of the Secured Party.

                  7. Debtor will at all times keep the Collateral insured in amounts not less than the full insurable value thereof, against loss, damage, theft, and such other risks as the Secured Party may reasonably require, in such companies and under such policies and in such form and for such periods as shall be reasonably

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satisfactory to the Secured Party, and each such policy shall provide, by endorsement, that loss thereunder and proceeds payable thereunder shall be payable to the Secured Party as its interest may appear (and the Secured Party shall apply any proceeds of such insurance which may be received by the Secured Party toward payment of the Obligations, whether or not due, in such order of application as Secured Party may determine) and each such policy shall provide for 10 days' written minimum cancellation notice to the Secured Party; and a copy of each such policy or a certificate thereof, if the Secured Party so requests, shall be deposited with the Secured Party.

                  8. Debtor shall at all times keep the Collateral free from any adverse lien, security interest or encumbrance, except for the security interest granted hereby and in favor of the Bank, and in a good order and repair, and will not waste or destroy the Collateral or any part thereof; and Debtor will not use the Collateral in violation of any statute or ordinance; and the Secured Party may examine and inspect the Collateral at any time, wherever located.

                  9. Debtor will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon this agreement or upon any note evidencing the Obligations, or any of them.

                  10. At its option, the Secured Party may, but shall not be obligated to, discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral and may pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse the Secured Party on demand for any payment made, or any expense incurred, by the Secured Party pursuant to the foregoing authorization. Until default, Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this agreement and not inconsistent with any policy of insurance thereon.

                  11. Debtor shall be in default under this agreement upon the happening of any of the following events: (a) failure of or omission to pay when due any indebtedness under the Note or under any other Obligation, or default in the payment or performance of any obligation, covenant, agreement, or liability contained or referred to herein, in the Note, or in any agreement evidencing, relating to or securing any of the Obligations; (b) any warranty, representation or statement made to the Secured Party by or on behalf of Debtor proves to have been false in any material respect when made or furnished; (c) loss, theft, substantial damage, destruction, sale, or encumbrance to or of any of the Collateral, or the making of any levy, seizure or attachment on the Collateral;
(d) Debtor becomes insolvent or unable to pay debts as they mature or makes an assignment for the benefit of creditors, or any proceeding is instituted by or against Debtor alleging that Debtor is insolvent or unable to pay debts as they mature; (e) appointment of a receiver for any of the Collateral or for any property in which Debtor has an interest; (f) the occurrence of any default under the Note; or (g) the occurrence of a default under loan documents made by Debtor in favor of the Bank.

                  12. Upon the occurrence of any such default described above or at any time thereafter, the Secured Party may, at its option, declare all Obligations secured hereby, or any of them (notwithstanding any provisions thereof) immediately due and payable without demand or notice of any kind and the same thereupon shall immediately become and be due and payable without notice or demand, and the Secured Party shall have and may exercise from time to time any and all rights and remedies of a secured party under the Uniform Commercial Code and any and all rights and remedies available to it under any other applicable law; and upon request or demand of the Secured Party, Debtor shall, at its expense, assemble the Collateral and make it available to the Secured Party at a convenient place acceptable to the Secured Party; and Debtor shall promptly pay all costs of the Secured Party of collection of any and all of the Obligations, and enforcement of rights hereunder, including reasonable attorneys' fees and legal expenses and expenses of any repairs to any of the Collateral and expenses of any repairs to any realty or other property to which any of the Collateral may be affixed or be a part. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a


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recognized market, the Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to Debtor at the address of Debtor shown at the beginning of this agreement or at any other address shown on the records of the Secured Party, at least ten days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling, or the like, shall include the Secured Party's reasonable attorneys' fees and legal expenses. The Secured Party shall be entitled, at its option, to collect and receive all or any part of the Collateral and Debtor hereby irrevocably appoints the Secured Party as its attorney-in-fact, with full power of substitution to do so, including for the purpose of (i) signing and endorsing, in the name of Debtor, all checks, drafts and other instruments in payment of accounts receivable, (ii) collecting, enforcing and/or compromising, settling and adjusting accounts receivable and taking other actions with respect thereto, as the Secured Party determines in its sole discretion, and (iii) giving notices and receipts in Debtor's name and performing such other acts in connection with any of the Collateral as the Secured Party in its sole discretion may determine to be appropriate, all at the cost of Debtor and without any liability whatsoever on the part of the Secured Party. If Debtor shall receive payments, Debtor shall be deemed to have received same in trust and as fiduciary for the Secured Party, and will forthwith, upon receipt of all checks, drafts, cash and other remittances, deliver same to the Secured Party in the form received, except for the endorsement of Debtor where necessary to permit collection. Upon disposition of any Collateral after the occurrence of any default hereunder, Debtor shall be and remain liable for any deficiency, and the Secured Party shall account to Debtor for any surplus, but the Secured Party shall have the right to apply all or any part of such surplus (or to hold the same as a reserve against) all or any of the Obligations, whether or not they, or any of them, be then due, and in such order of application as the Secured Party may from time to time elect.

                  13. No waiver by the Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of the Secured Party in exercising any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. The provisions of this agreement are cumulative and in addition to the rights and remedies the Secured Party may have at law or in equity. All rights of the Secured Party hereunder shall inure to the benefit of its heirs, beneficiaries, successors and assigns, and all obligations of Debtor shall bind the successors and assigns of Debtor. Debtor specifically waives and covenants not to assert any rights and claims to require Secured Party to marshall any assets, liens, or parties liable in respect of the Obligations, and agrees that the Secured Party may enforce rights and proceed against any of the Collateral, and any of the other assets or liens, in any order or sequence, all as the Secured Party may elect in its sole and absolute discretion.

                  14. This agreement has been delivered in the State of Florida and shall be construed in accordance with the laws of Florida. Wherever possible, each provision of this agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this agreement.


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         IN WITNESS WHEREOF, this Security Agreement has been executed and delivered the 11th day of August, 2000.


                                       UNITED PETROLEUM GROUP, INC.



                                       By: /s/ JOSE P. BARED
                                           ----------------------------------
                                           Name:  Jose P. Bared
                                           Title: President


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                                   EXHIBIT "A"

All of the following property, whether presently existing or hereafter created or acquired, wherever located, including substitutions, accessions, additions, products, and replacements thereto or therein:

               1. All inventory, whether raw materials, work in process, or finished goods, including, without limitation, all merchandise and other tangible personal property intended for sale, rent or lease;

               2.   All insurance proceeds on any of the foregoing;

               3.   All products of any of the foregoing; and

               4.   All proceeds of any of the foregoing.